                                                                   EXHIBIT 10.50





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                               ILEX ONCOLOGY INC.


                            THIRD AMENDED & RESTATED


                         REGISTRATION RIGHTS AGREEMENT





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
                               TABLE OF CONTENTS


Section 1.    Definitions   . . . . . . . . . . . . . . . . . . . . . . . .    1

Section 2.    Demand Registrations  . . . . . . . . . . . . . . . . . . . .    4

Section 3.    Incidental/Piggyback Registration   . . . . . . . . . . . . .    5

Section 4.    Limitations on Registration Rights  . . . . . . . . . . . . .    5

Section 5.    Registration Procedures.  . . . . . . . . . . . . . . . . . .    7

Section 6.    Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .   10

Section 7.    Indemnification   . . . . . . . . . . . . . . . . . . . . . .   11

Section 8.    Marketing Restrictions  . . . . . . . . . . . . . . . . . . .   15

Section 9.    Sale of Preferred to Underwriter  . . . . . . . . . . . . . .   19

Section 10.   Lockup Agreement  . . . . . . . . . . . . . . . . . . . . . .   20

Section 11.   Compliance with Rule 144  . . . . . . . . . . . . . . . . . .   20

Section 12.   Assignability of Registration Rights  . . . . . . . . . . . .   21

Section 13.   Designation of Underwriter  . . . . . . . . . . . . . . . . .   21

Section 14.   Holdback Agreements   . . . . . . . . . . . . . . . . . . . .   21

Section 15.   Participation in Underwritten Registrations   . . . . . . . .   21

Section 16.   Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . .   22
              Severability  . . . . . . . . . . . . . . . . . . . . . . . .   22
              Successors and Assigns  . . . . . . . . . . . . . . . . . . .   23
              Notices   . . . . . . . . . . . . . . . . . . . . . . . . . .   23
              Governing Law   . . . . . . . . . . . . . . . . . . . . . . .   23
              Counterparts  . . . . . . . . . . . . . . . . . . . . . . . .   23
              Headings  . . . . . . . . . . . . . . . . . . . . . . . . . .   23
              Entire Agreement  . . . . . . . . . . . . . . . . . . . . . .   23
              Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
              Specific Performance  . . . . . . . . . . . . . . . . . . . .   24
              Grant of Registration Rights  . . . . . . . . . . . . . . . .   24
              Termination of Prior Agreement  . . . . . . . . . . . . . . .   24

                             ILEX  ONCOLOGY,  INC.

             THIRD AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT

       This Third Amended & Restated Registration Rights Agreement dated as of December 11, 1996 (this "Agreement") is entered into among ILEX ONCOLOGY, INC., a Delaware corporation (the "Company"), and the other persons executing a counterpart of this Agreement listed as Holders on the signature pages of this Agreement (the "Holders").

                             PRELIMINARY STATEMENT

       The Company has previously granted certain registration rights to the holders of its Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Common pursuant to the Prior Agreements (as defined in
SECTION 16.12).

       The Company desires to finance the expansion of its pharmaceutical business through the sale of the Series E Preferred described below.

       Certain third parties have agreed to purchase the Series E Preferred on the condition, among others, that the Company provide for certain registration rights of the common stock underlying the Series E Preferred.

       In connection with the sale of such Series E Preferred, the Company and the holders of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and Common have decided to amend and restate the Prior Agreements by entering into this Agreement.

       To clarify the registration rights of holders of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Common and to induce those certain parties to purchase Series E Preferred and in consideration of the mutual representations and agreements set forth in this Agreement, the Company and the other Holders agree as follows:

                                   AGREEMENT

SECTION 1.    DEFINITIONS.

       As used in this Agreement, the following terms shall have the following meanings:

       "Affiliate" means any entity controlling, controlled by or under common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the Commission under the Securities Act.

       "Board" means the Board of Directors of the Company.

       "Commission" means the Securities and Exchange Commission and any successor thereto.

       "Common" means the Company's Common Stock, $.01 par value per share.

       "Conversion Stock" means Series A Conversion Stock, Series B Conversion Stock, Series C Conversion Stock, Series D Conversion Stock and Series E Conversion Stock.

       "CTRC Registrable Stock" means any (a) shares of Series A Conversion Stock and (b) any shares of Common or other securities issued in respect of the securities referred to in clause (a) by way of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Exercise Stock" means shares of Common issued or issuable upon exercise of the Vector Warrants.

       "Founders Common" means any shares of Common issued to Richard L. Love, Alexander L. Weis, Charles A. Coltman Jr., or Daniel D. Von Hoff.

       "Holders" means (a) holders of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Founders Common, Investor Warrant Stock, Investor Warrants, Exercise Stock, Vector Warrants, or Conversion Stock, each of whom is listed on the signature pages to this Agreement, and (b) any subsequent legal or beneficial owner of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Founders Common, Exercise Stock, Vector Warrants, or Conversion Stock who has become a party to this Agreement in accordance with SECTION 12 or
SECTION 16.1 of this Agreement.

       "Investor Registrable Stock" means (a) any shares of Series B Conversion Stock, Series C Conversion Stock, Series D Conversion Stock and Series E Conversation Stock, (b) any shares of Investor Warrant Stock, (c) any shares of Common acquired, or issued or issuable pursuant to any securities acquired, pursuant to Section 7.6 of that certain Convertible Preferred Stock Purchase Agreement, dated as of September 29, 1995 by and among the Company and the other parties thereto (the "Series B Stock Purchase Agreement"), pursuant to
Section 7.6 of that certain Convertible Preferred Stock Purchase Agreement, dated as of July 22, 1996 by and among the Company and the other parties thereto (the "Series C Stock Purchase Agreement"), pursuant to Section 7.6 of that certain Convertible Preferred Stock Purchase Agreement, dated as of November 11, 1996 by and between the Company and Johnson & Johnson Development Corporation (the "Series D Stock Purchase Agreement") or pursuant to Section
7.6 of that certain Convertible Preferred Stock Purchase Agreement dated as of even date herewith by and between the Company and MPI Enterprises, L.L.C. (the "Series E Stock Purchase Agreement"), and (d) any shares of Common or other securities issued in respect of the securities referred to in clauses (a), (b) or (c) by way of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event.

       "Investor Warrants" means the warrants to purchase 573,395 shares of Common issued to the investors in the Series C Preferred pursuant to the Warrant for the Purchase of Shares of Common Stock, dated as of even date herewith.

       "Investor Warrant Stock" means shares of Common issued or issuable upon exercise of Investor Warrants.

       "Immediate Family" shall mean spouses, descendants (including adopted children) and spouses of descendants.

       "Management Registrable Stock" means (a) any shares of Founders Common and (b) any shares of Common or other securities issued in respect of the securities referred to in clause (a) by way of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event.

       "Person" means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

       "Registrable Stock" means (a) Investor Registrable Stock, (b) Shareholder Registrable Stock and (c) Vector Registrable Stock. As to any particular Registrable Stock, such securities will cease to be Registrable Stock when they shall have been (x) effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (y) sold to the public pursuant to Rule 144 or Rule 701 of the Commission, or any successor rules.

       "Rule 144" means Rule 144 promulgated by the Commission under the Exchange Act, as such rule may be amended from time to time, or any successor rule thereto.

       "Rule 701" means Rule 701 promulgated by the Commission under the Exchange Act, as such rule may be amended from time to time, or any successor rule thereto.

       "Securities" means any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into, or exercisable or exchangeable for, Securities or a Security.

       "Securities Act" means the Securities Act of 1933, as amended prior to or after the date of this Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

       "Series A Conversion Stock" means shares of Common issued or issuable upon conversion of the Series A Preferred.

       "Series A Preferred" means 5,239,900 shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share.





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
       "Series B Conversion Stock" means shares of Common issued or issuable upon conversion of the Series B Preferred.

       "Series B Preferred" means up to 5,432,500 shares of the Company's Series B Convertible Preferred Stock, $.01 par value per share.

       "Series C Conversion Stock" means shares of Common issued or issuable upon conversion of the Series C Preferred.

       "Series C Preferred" means up to 2,293,578 shares of the Company's Series C Convertible Preferred Stock, $.01 par value per share.

       "Series D Conversion Stock" means shares of Common issued or issuable upon conversion of the Series D Preferred.

       "Series D Preferred" means up to 199,601 shares of the Company's Series D Convertible Preferred Stock, $.01 par value per share.

       "Series E Conversion Stock" means shares of Common issued or issuable upon conversion of the Series E Preferred.

       "Series E Preferred" means up to 833,333 shares of the Company's Series E Convertible Preferred Stock, $.01 par value per share.

       "Shareholder Registrable Stock" means CTRC Registrable Stock and Management Registrable Stock.

       "Vector Registrable Stock" means (a) any shares of Exercise Stock and
(b) any shares of Common or other securities issued in respect of the securities referred to in clause (a) by way of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event.

       "Vector Warrants" means the warrants to purchase 170,000 shares of Common issued to Vector Securities International, Inc. pursuant to the Warrant for the Purchase of Shares of Common Stock, dated as of September 29, 1995.

SECTION 2.    DEMAND REGISTRATIONS.

       2.1 Commencing on the earlier of (i) six months after the date on which the Company completes an initial public offering of Common and (ii) two years after the first issuance of the Series B Preferred:

              (a) the Holder or Holders of more than an aggregate of 20% of the then outstanding shares of Investor Registrable Stock, shall be entitled to (a) two demand registrations on Form S-1 or any similar long-form registration (an "Investor Long Form Demand Registration"), and (b) an unlimited number of demand registrations on Form S-2 or S-3 or any similar short-form registration (an "Investor Short Form Demand Registration"); and





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
              (b) the Holder or Holders of more than an aggregate of 50% of the then outstanding shares of Shareholder Registrable Stock, shall be entitled to (a) one demand registration on Form S-1 or any similar long-form registration (a "Shareholder Long Form Demand Registration"), and
       (b) three demand registrations on Form S-2 or S-3 or any similar short-form registration (a "Shareholder Short Form Demand Registration", together with the Investor Short Form Demand Registrations, the "Short Form Demand Registrations"),

by providing a written notice to the Company requesting that the Company register any eligible Registrable Stock specified in the notice, under the Securities Act and under other relevant securities laws, for disposition in accordance with methods stated in the notice. All demand registrations pursuant to this SECTION 2.1 are collectively referred to herein as the "Demand Registrations".

       2.2 When it receives a registration notice under SECTION 2.1 above, the Company shall promptly deliver a copy of the registration notice to each Holder who is not a party to the registration notice, each of whom may then specify, by written notice to the Company within 20 days of the date of the Company's notice, the number of shares of Registrable Stock held by it that it wishes to include in any Demand Registration pursuant to the registration notice.

       2.3 When it receives a registration notice under SECTION 2.1 above, the Company shall use its best efforts to effect the Demand Registration under the Securities Act of Registrable Stock specified in the registration notice under SECTION 2.1 and subsequent notices under SECTION 2.2 above, all to the extent requisite to permit disposition by such Holders in accordance with the intended methods of disposition described in the registration notice.

       2.4 The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms; and to that end the Company shall register (whether or not required by law to do so) the Common under the Exchange Act in accordance with the provisions of that Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form.

       SECTION 3. INCIDENTAL/PIGGYBACK REGISTRATION. After the Company completes an initial public offering of Common, each time the Company proposes to register any of its Securities under the Securities Act for its own account or for the account of other Security holders or both, it will give at least 30 days advance written notice of its intention to do so to each Holder. Each Holder may then specify, by written notice to the Company within 25 days of the date of the Company's notice, the number of shares of Registrable Stock held by it that it wishes to include in the Company's proposed registration (a "Piggyback Registration"). Subject to the market cutback limitations of
SECTION 8 of this Agreement, the Company will use its best efforts to effect the Piggyback Registration under the Securities Act of Registrable Stock specified by Holders under this SECTION 3.

       SECTION 4. LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding any contrary provision of this Agreement:

              (a) the Company shall not be required to effect (i) more than two Investor Long Form Demand Registrations, (ii) more than one Shareholder Long Form Demand Registration, (iii) more than three Shareholder Short Form Demand Registrations, (iv) any Short Form Demand Registration that seeks to register and offer less than $500,000 aggregate amount of Registrable Stock, (v) per each 12 month period, more than one Investor Short Form Demand Registration and (vi) per each 12 month period, more than one Shareholder Short Form Demand Registration; provided, however, that a demand for a Demand Registration shall not count as a registration under this SECTION 4(A) if the registration statement filed with respect to such registration covering all shares of Registrable Stock specified in notices received as aforesaid (subject to the provisions of SECTION 8.1), for sale in accordance with the method of disposition specified by the requesting Holders, is not declared effective by the Commission and kept effective by the Company in accordance with the planned distribution thereunder, subject to SECTION 5.2, (unless, except as provided in SECTION 15(B), such Demand Registration has not become effective due solely to the fault of the Holder or Holders requesting such Demand Registration and such Holder or Holders fail to bear all Registration Expenses in connection therewith, in which case such registration shall count as a Demand Registration), and the last or any subsequent Investor Long Form Demand, Shareholder Long Form Demand and Shareholder Short Form Demand Registration will not count as one of the permitted Demand Registrations unless the Holders of Registrable Stock are able to register and sell at least 90% of the shares of the Registrable Stock requested to be included in such registration; and

              (b) the Company will not be obligated to effect any Demand Registration within 90 days after the effective date of a Demand Registration or a registration in which the Holders of Registrable Stock were given piggyback rights pursuant to SECTION 3, provided in either case all shares of Registrable Stock requested to be included were sold in such registration. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company, the Holders of at least a majority of the Registrable Stock and, if such Demand Registration is requested by Holders of Investor Registrable Stock, the Holders of at least a majority of the Investor Registrable Stock, agree that such registration would reasonably be expected to have an adverse effect (i) on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, or (ii) any material corporate development; provided that in such event, the Holders of Investor Registrable Stock or Shareholder Registrable Stock initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such registration will not count as one of the permitted Demand Registrations and the Company will pay all Registration Expenses (as defined in SECTION 6 hereof) in connection with such registration.

              (c) SECTION 3 of this Agreement shall not apply to a registration effected solely to offer securities for sale pursuant to, or in connection with, (i) an employee benefit plan or (ii) a transaction subject to Rule 145 under the Securities Act or in an exchange offer registered on Form S-4 or any successor form to Form S-4, or to any registration on a form which does not permit inclusion of Registrable Stock pursuant to Commission rule or practice.

SECTION 5.    REGISTRATION PROCEDURES.

       5.1 Whenever the Company is required by this Agreement to use its best efforts to effect the registration of any Registrable Stock under the Securities Act, the Company will, as expeditiously as possible:

              (a) in the case of a Demand Registration, engage the underwriters as provided in SECTION 13;

              (b) before filing each registration statement or prospectus or amendment or supplement thereto with the Commission, furnish counsel for any Holders registering more than 12,500 shares of Registrable Stock with copies of all such documents proposed to be filed, which shall be subject to the reasonable approval of such counsel;

              (c) prepare and file with the Commission a registration statement with respect to such Registrable Stock (which, in the case of an underwritten public offering, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities including executing an undertaking to file post-effective amendments and use its best efforts to cause such registration statement to become and remain effective for the period of distribution contemplated thereby (subject to SECTION 5.2 below);

              (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of distribution contemplated thereby (subject to SECTION 5.2 below) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Stock covered by such registration statement in accordance with the sellers' intended methods of disposition set forth in such registration statement for such period;

              (e) promptly prepare and file with the Commission, and notify each seller of such Registrable Stock immediately after the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, during such periods as a prospectus relating to such Securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and notify each seller and underwriter immediately after its discovery of such event;

              (f) furnish to the underwriters and each seller of such Registrable Stock such numbers of copies of such registration statement, each amendment and supplement thereto (in each case, including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such underwriters or seller may reasonably request in order to facilitate the disposition of the Registrable Stock in accordance with such registration statement;

              (g) use its best efforts to register or qualify any Registrable Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States of America as the seller or the underwriters reasonably request, and to take any other acts which a seller or the underwriters may reasonably request under such securities or blue sky laws to enable the consummation of the disposition in such jurisdictions of such Registrable Stock (provided, however, that the Company shall not be required under this Agreement (i) to qualify generally to do business as a foreign corporation in any jurisdiction in which it would not otherwise be required to qualify, or (ii) to consent to general service of process in any such jurisdiction unless the Company is already subject to service in such jurisdiction);

              (h) provide a transfer agent and registrar for all Registrable Stock sold under the registration statement not later than the effective date of the registration statement;

              (i) use its best efforts to cause all Registrable Stock sold under the registration statement to be listed on each securities exchange or to be qualified and eligible for trading in any automated quotation system, if any, on which similar Securities issued by the Company are then listed or traded or, if no such listing or qualification has then occurred, to use its best efforts to cause such Securities to be so listed or qualified on an exchange or in a trading system that is reasonably acceptable to the Company and the Holders of such Registrable Stock;

              (j) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, or the Holders of more than 50% of the Registrable Stock or in the case of a Demand Registration, the Holders of more than 50% of the Investor Registrable Stock or Shareholder Registrable Stock, as the case may be, making such demand, being sold reasonably request in order to expedite or facilitate the disposition of such Registrable Stock (including, without limitation, effecting a stock split or a combination of shares);

              (k) advise each seller of Registrable Stock, immediately after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

              (l) make available for inspection by the sellers of Registrable Stock, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller or underwriter in connection with such registration statement, all subject to such limitations as the Company reasonably deems appropriate in order to protect the Company's confidential or proprietary information;

              (m) comply with all applicable rules and regulations under the Securities Act and Exchange Act;

              (n) if the offering is underwritten and at the request of any seller of Registrable Stock, use its best efforts to furnish on the date that Registrable Stock are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

              (o) make available for inspection by each seller of Registrable Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

              (p) cooperate with the selling holders of Registrable Stock and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing underwriter may request at least two business days prior to any sale of Registrable Stock; and

              (q) permit any Holder of Registrable Stock, which Holder, in the sole and exclusive good faith judgment of such Holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration statement.

       5.2 For purposes of this Agreement, the period of distribution of Registrable Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Stock covered thereby or 180 days after the effective date thereof, provided, however, in the case of any registration of Registrable Stock on Form S-3 or a comparable or successor form which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Stock are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement.

       SECTION 6. EXPENSES. The Company will pay all Registration Expenses (as defined below) in connection with each Demand Registration or Piggyback Registration of Registrable Stock permitted pursuant to SECTIONS 2 and 3 of this Agreement; provided, however, that the aggregate maximum Registration Expenses for legal fees and disbursements, accounting fees and disbursements and filing fees payable by the Company to third parties in connection with registering Investor Registrable Securities in all Investor Short Form Demand Registrations shall be $100,000 (and if any Securities other than Investor Registrable Securities are included, the amount of such expenses attributable to the Investor Registrable Securities shall be determined pro rata) and any such expenses payable to third parties in excess of $100,000 shall be borne pro rata by the selling stockholders and the Company. For purposes of this SECTION 6, "Registration Expenses" means all expenses incident to the Company's performance of or compliance with SECTIONS 2 and 3 of this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one law firm retained by the Holders of more than 50% of the

Investor Registrable Stock being registered, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Stock being registered but excluding all agency fees and commissions, underwriting discounts and commissions and transfer taxes, if any.

       SECTION 7.    INDEMNIFICATION.

       7.1 In the event of any registration of any of its Registrable Stock under the Securities Act pursuant to this Agreement, the Company agrees, to the extent permitted by law, to indemnify and hold harmless each seller of Registrable Stock, and each officer, partner, director and Affiliate of such seller, against any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

              (a) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in any registration statement, or any other materials deemed to be a prospectus pursuant to the Securities Act, or any Securities being registered, or any amendment or supplement thereto, or any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Stock under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), or

              (b) any omission or any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, or

              (c) any violation by the Company or its agents (other than by the indemnitee claiming indemnification hereunder) of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents (other than by the indemnitee claiming indemnification hereunder) and relating to action or inaction required of the Company in connection with such registration, except insofar as any such loss, claim, damage or liability is:

                     (i) caused by or contained in any information furnished in writing to the Company by such seller expressly for use in connection with such registration; or

                     (ii) caused by such seller's failure to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder to be delivered by such seller, if such delivery would have cured the defect giving rise to such loss, claim, damage or liability; or

                     (iii) caused by the delivery by such seller of a prospectus or preliminary prospectus or any amendment or supplement thereto after receipt of notice from the Company that it should no longer be used.

       In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the sellers of Registrable Stock. The Company shall reimburse each Person indemnified pursuant to this SECTION 7.1 for any reasonable legal or other expenses incurred in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this SECTION 7.1 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. The indemnities provided pursuant to this SECTION 7.1 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of Registrable Stock by a seller.

       7.2 In the event of any registration of any Registrable Stock under the Securities Act pursuant to this Agreement, each Holder agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement, prospectus and any amendment or supplement thereto in connection with the registration.

       7.3 To the fullest extent permitted by law, and subject to the limitation set forth in the last sentence of this SECTION 7.3, each Holder which is a seller of Registrable Stock in a registration pursuant to this Agreement agrees severally and not jointly to indemnify and hold harmless the Company, its directors and officers, and each Affiliate of the Company, against:

              (a) any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

                     (i) any alleged untrue statement of any material fact contained on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any amendment or supplement thereto, or

                     (ii) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading,

       but only insofar as any such loss, claim, damage or liability is caused by any information furnished in writing to the Company by the indemnifying seller expressly for use in connection with such registration, and excluding any such loss, claim, damage or liability which is caused by such statements, or caused by such omissions, based upon the authority of an expert as defined in the Securities Act (but only if the indemnifying seller had no grounds to believe, and did not believe, that the statements made on the authority of an expert were untrue or that there was an omission to state a material fact); and

              (b) any losses, claims, damages or liabilities, joint or several, arising out of or based upon any failure by such seller to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto if required by the Securities Act or the rules or regulations thereunder to be delivered by such seller, if such delivery would have cured the defect giving rise to such loss, claim, damage or liability. In connection with an underwritten offering, each seller will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the Company and other sellers. Each seller shall reimburse each Person indemnified pursuant to this SECTION 7.3 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this SECTION 7.3 shall be made by periodic payments during the course of the investigation or defense as and when bills are received or expenses incurred. The indemnities provided pursuant to this SECTION 7.3 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of Registrable Stock by an indemnifying seller and any transfer of other Securities by any other indemnified seller. Notwithstanding any contrary provision of this Agreement, however, the liability under this
       SECTION 7 of each Holder which is a seller of Registrable Stock shall be limited in the aggregate, with respect to the claims of all indemnified Persons taken as a whole, to the amount of proceeds received by the indemnifying seller from the sale of the Registrable Stock sold by the indemnifying seller pursuant to such registration statement.

       7.4 Each party entitled to indemnification under this SECTION 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense other than reasonable costs of investigation and of liaison with counsel so selected (unless the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or that the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, in which case the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the Indemnifying Party as incurred), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this SECTION 7 unless and to the extent the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

       7.5 If the indemnification provided for in this SECTION 7 is held by a court of competent jurisdiction (by the entry of a final judgment or decree by such court and the expiration of time to appeal or the denial of the last right of appeal) to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding any contrary provision of this Agreement, however, the liability under this
SECTION 7.5 of each Holder which is a seller of Registrable Stock shall be limited in the aggregate, with respect to the claims of all indemnified Persons taken as a whole, to the amount of proceeds received by the indemnifying seller from the sale of the Registrable Stock sold by the indemnifying seller pursuant to such registration statement.

       7.6 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling. Not in limitation of the foregoing, it is understood and agreed that the indemnification obligations of any holder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this SECTION 7.

       7.7 The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not sent or furnished to the person if required by law so to have been delivered asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

       7.8 The indemnities and obligations provided in this SECTION 7 shall survive the transfer of any Registrable Stock by such Holder.

       SECTION 8.    MARKETING RESTRICTIONS.

       8.1    If:

              (a) two or more Holders simultaneously seek to make a Demand Registration pursuant to a registration notice under SECTION 2 of this Agreement, and

              (b) the offering proposed to be made by the Holders for whom such registration is to be made is to be an underwritten public offering, and

              (c) the managing underwriter or underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum number of shares of Common (as specified in such opinion) which can be marketed at a price reasonably related to the current market value of such Common and without otherwise materially and adversely affecting such offering (the "Underwriter Maximum"), then the rights of all demanding Holders, of the holders of other Securities having the right to include Common in such registration, to participate in such offering shall be in the following order of priority:

                     (i) FIRST, the number of shares of Investor Registrable Stock requested to be included therein up to the Underwriter Maximum allocated pro rata among the Holders of such Investor Registrable Stock on the basis of the number of shares of Investor Registrable Stock owned by such Holders shall be entitled to participate, with further successive pro rata allocations among the Holders of Investor Registrable Stock if any such Holder of Investor Registrable Stock has requested the registration of fewer than all of such shares of Investor Registrable Stock that it is entitled to register;

                     (ii) SECOND, the number of shares of CTRC Registrable Stock requested to be included therein, up to the Underwriter Maximum (after taking into account the number of shares of Investor Registrable Stock to be sold pursuant to (i) above) allocated pro rata among the Holders of such CTRC Registrable Stock on the basis of the number of shares of

              CTRC Registrable Stock owned by such Holders shall be entitled to participate, with further successive pro rata allocations among the Holders of CTRC Registrable Stock if any such Holder of CTRC Registrable Stock has requested the registration of fewer than all of such shares of CTRC Registrable Stock it is entitled to register;

                     (iii) THIRD, the number of shares of Management Registrable Stock requested to be included therein, up to the Underwriter Maximum (after taking into account the number of shares of Investor Registrable Stock and CTRC Registrable Stock to be sold pursuant to (i) and (ii) above) allocated pro rata among the Holders of such Management Registrable Stock on the basis of the number of shares of Management Registrable Stock owned by such Holders shall be entitled to participate, with further successive pro rata allocations among the Holders of Management Registrable Stock if any such Holder has requested the registration of fewer than all of such shares of Management Registrable Stock it is entitled to register; and

                     (iv) FOURTH, other securities requested to be included in such registration up to the Underwriter Maximum (after taking into account the Registrable Stock to be sold pursuant to clauses
              (i) through (iii) above) shall be entitled to participate.

       8.2    If:

              (a) any Holder of Registrable Stock requests registration of Registrable Stock under SECTION 3 of this Agreement, and

              (b) the offering proposed to be made is to be an underwritten public offering, and

              (c) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the Underwriter Maximum,

then the rights of the Holders, of the holders of other Securities having the right to include such Securities in such registration and of the Company to participate in such offering shall be as follows:

                     (i) if the offering is not a Demand Registration of Registrable Stock and is the Company's first registered offering of its equity to the public, then participation shall be in the following order of priority:


                            (A) FIRST, the Company shall be entitled to
                     participate up to the full number of shares of stock which the Company deems necessary or advisable to fulfill its strategic capital requirements;

                            (B) SECOND, the number of shares of Investor
                     Registrable Stock requested to be included therein up to the Underwriter Maximum (after taking into account the number of shares of Securities to be sold pursuant to (A) above) allocated pro rata among the Holders of such Investor Registrable Stock on the basis of the number of shares of Investor Registrable Stock owned by such Holders shall be entitled to participate, with further successive pro rata allocations among the Holders of Investor Registrable Stock if any such Holder of Investor Registrable Stock has requested the registration of fewer than all of such shares of Investor Registrable Stock that it is entitled to register;

                            (C)    THIRD, the number of shares of CTRC
                     Registrable Stock requested to be included therein, up to the Underwriter Maximum (after taking into account the number of shares of Securities to be sold pursuant to (A) and (B) above) allocated pro rata among the Holders of such CTRC Registrable Stock on the basis of the number of shares of CTRC Registrable Stock owned by such Holders shall be entitled to participate, with further successive pro rata allocations among the Holders of CTRC Registrable Stock if any such Holder of CTRC Registrable Stock has requested the registration of fewer than all of such shares of CTRC Registrable Stock that it is entitled to register; and

                            (D) FOURTH, the number of shares of Management Registrable Stock and Vector Registrable Stock requested to be included therein, up to the Underwriter Maximum (after taking into account the number of shares to be sold pursuant to (A), (B) and (C) above) allocated pro rata among the Holders of such Management Registrable Stock and Vector Registrable Stock on the basis of the number of shares of Management Registrable Stock and Vector Registrable Stock owned by such Holders shall be entitled to participate, with further successive pro rata allocations among the Holders of Management Registrable Stock and Vector Registrable Stock if any such Holder has requested the registration of fewer than all of such shares of Management Registrable Stock or Vector Registrable Stock it is entitled to register; and

                            (E) FIFTH, all other holders of Securities having the right to include such Securities in such registration shall be entitled to participate pro rata in accordance with the number of shares proposed to be registered by each of them;

                     (ii) in all other events, participation shall be in the following order of priority:

                            (A) FIRST, (1) if such registration was not initiated by the Company as a primary registration, then the Person or Persons requesting such registration pursuant to a Demand Registration of such Person or Persons shall be entitled to participate in accordance with the relative priorities, if any, that shall exist among them, subject to the limitation that a number of shares of Investor Registrable Stock equal to 35% of the Underwriter Maximum shall also be entitled to participate therein, with such shares of Investor Registrable Stock being allocated pro rata among the Holders of Registrable Stock owned by such Holders, and (2) if the Company has initiated such registration as a primary registration, then the Company shall be entitled to participate up to the full number of shares of stock which the Company deems necessary or advisable to fulfill its strategic capital requirements;

                            (B) SECOND, the number of shares of Investor Registrable Stock requested to be included therein, up to the remainder of such Underwriter Maximum (after taking into account the number of shares to be sold pursuant to clause (A) above) allocated pro rata among the Holders of such Investor Registrable Stock on the basis of the number of shares of Investor Registrable Stock owned by such Holders, with further successive pro rata allocations among the Holders of Investor Registrable Stock if any such Holder of Investor Registrable Stock has requested the registration of fewer than all of such shares of Investor Registrable Stock it is entitled to register;

                            (C)    THIRD, the number of shares of CTRC
                     Registrable Stock requested to be included therein, up to such Underwriter Maximum (after taking into account the number of shares to be sold pursuant to clauses (A) and
                     (B) above) allocated pro rata among the Holders of such CTRC Registrable Stock on the basis of the number of shares of CTRC Registrable Stock owned by such Holders, with further successive pro rata allocations among the Holders of CTRC Registrable Stock if any such Holder of CTRC Registrable Stock has requested the registration of fewer than all of such shares of CTRC Registrable Stock it is entitled to register

                            (D) FOURTH, the number of shares of Management Registrable Stock and Vector Registrable Stock requested to be included therein, up to such Underwriter Maximum (after taking into account the number of shares of securities to be sold pursuant to clauses (A) (B) and (C) above) allocated pro rata among the Holders of such Management Registrable Stock and Vector Registrable Stock on the basis of the number of shares of Management Registrable Stock and Vector Registrable Stock owned by such Holders, with further successive pro rata allocations among the Holders of Management Registrable Stock and Vector Registrable Stock if any such Holder has requested the registration of fewer than all of such shares of Management Registrable Stock or Vector Registrable Stock it is entitled to register; and

                            (E) FIFTH, other securities requested to be included in such registration up to the Underwriter Maximum (after taking into account the securities and Registrable Stock to be sold pursuant to clauses (A), (B),
                     (C) and (D) above).

       8.3 In connection with any offering involving an underwriting of Registrable Stock pursuant to SECTION 3 of this Agreement, the Company shall not be required to include any of the Registrable Stock of a Holder in such offering unless such Holder agrees to the terms of the underwriting agreed to between the Company and the underwriter or underwriters selected by the Company.

       SECTION 9. SALE OF PREFERRED TO UNDERWRITER. Notwithstanding anything in this Agreement to the contrary, in lieu of converting any Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Series E Preferred to Conversion Stock, or in lieu of exercising any Vector Warrants for Exercise Stock or Investor Warrants for Investor Warrant Stock, prior to or simultaneously with the filing or the effectiveness of any registration statement filed pursuant to this Agreement, the Holder of such Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Series E Preferred or Vector Warrants or Investor Warrants may sell such Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Series E Preferred or Vector Warrants and Investor Warrant Stock to the underwriter of the offering being registered upon the undertaking of such underwriter to convert such Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Series E Preferred into Conversion Stock, or to exercise such Vector Warrants for Exercise Stock or Investor Warrants for Investor Warrant Stock, before making any distribution pursuant to such registration statement and agreeing to include such Conversion Stock, Exercise Stock or Investor Warrant Stock among the Securities being offered pursuant to such registration statement. The Company agrees to cause such Conversion Stock, Exercise Stock and Investor Warrant Stock to be issued within such time as will permit the underwriter to make and complete the distribution contemplated by the underwriting.

       SECTION 10. LOCKUP AGREEMENT. Each Holder severally and not jointly agrees in connection with the registration of any of the Company's Securities in its initial public offering that, upon the request of the Company or the underwriters managing such underwritten offering of the Company's Securities, he or it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Securities of the Company (other than the securities included in the registration and other than a transfer by any Holder to an Affiliate or member of the Immediate Family of such Holder) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify, subject to the Company obtaining similar agreements from the Company's executive officers and directors, any holders of five percent or more of the Company's then issued and outstanding Common, and any other holders of Securities participating in such registration.

       SECTION 11. COMPLIANCE WITH RULE 144. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

              (a) make and keep public information available as those terms are understood and defined in Rule 144, at all times from and after 90 days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its Securities to the general public and for so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

              (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

              (c) so long as the Holder owns any Securities and is not eligible to sell all such Securities under paragraph (k) of Rule 144, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

       SECTION 12. ASSIGNABILITY OF REGISTRATION RIGHTS. The rights set forth in this Agreement shall accrue to each subsequent Holder of Registrable Stock who (a) shall have executed a written consent agreeing to be bound by the terms and conditions of this Agreement, and (b) owns greater than 12,500 shares of Registrable Stock (subject to appropriate adjustment for stock splits, stock combinations and similar events affecting the Registrable Stock).

       SECTION 13. DESIGNATION OF UNDERWRITER. In the case of any Demand Registration effected pursuant to this Agreement, the managing underwriter(s) and any other investment banking advisers to the Company shall be selected by Holders of not less than 50% of the Investor Registrable Stock or Shareholder Registrable Stock to be registered making such demand and shall be reasonably acceptable to the Company. The Company shall select the managing underwriter(s) and all other investment banking advisers to the Company for all other registrations that may be effected from time to time by the Company.

       SECTION 14. HOLDBACK AGREEMENTS. The Company agrees (a) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing on the earlier of the notice requesting the Demand Registration, if applicable or seven days prior to, and continuing during the 90-day period beginning on, the effective date of any underwritten Demand Registration pursuant to SECTION 2 hereof or any underwritten Piggyback Registration pursuant to SECTION 3 hereof (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (b) to cause each holder of its Common, or any securities convertible into or exchangeable or exercisable for Common, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

       SECTION 15.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

              (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any overallotment or "green shoe" option requested by the managing underwriter(s)), (ii) furnishes to the Company such information regarding such Holder, the Registrable Stock of such Holder to be registered and the intended method of disposition of such Registrable Stock, and (iii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

              (b) If any Holder or Holders of Registrable Stock that has requested inclusion in a registration disapproves of the terms of the underwriting, such Holder or Holders may elect to withdraw therefrom by written notice to the Company and the managing underwriter; provided that if such Holder or all Holders of Registrable Stock who requested such Registration as one of their Demand Registrations withdraw, then subject to SECTION 4(A) hereof, (i) if such withdrawal occurs prior to the registration statement being filed with the Commission, the withdrawing Holder or Holders shall not be responsible for the Registration Expenses in connection with such registration, and (ii) if such withdrawal occurs subsequent to the filing of the registration statement with the Commission, then at the option of the Holders, either such withdrawing Holders shall be responsible for the Registration Expenses incurred in connection with such registration pro rata to their Securities initially included therein, or such withdrawn registration shall count as a Demand Registration (as determined by the Holders of at least 66-2/3% of the shares of Registrable Stock included therein by the Holders with such Demand Registration right); provided, however, that if at the time of such withdrawal, the requesting Holders have learned of a material adverse change in the conditions, business or prospects of the Company from that known to them at the time of their request, then the requesting Holders shall not be required to pay any of such expenses or to count such registration as a Demand Registration.

              (c) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 5.1(E) above, such Person will forthwith discontinue the disposition of its Registrable Stock pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such SECTION 5.1(E).

       SECTION 16.   MISCELLANEOUS.

       16.1 Modifications; Amendment. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated unless effected by a writing executed and delivered by the Company and by holders representing not less than 66-2/3% of Registrable Stock, provided that this
SECTION 16.1 may not be modified or amended without the written consent of all the holders of Registrable Stock and the Company, and provided further that in any event, no amendment or change may be made to the terms hereof that imposes additional obligations or restrictions upon a party without its written consent.

       16.2 Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

       16.3 Successors and Assigns. Subject to SECTION 12, this Agreement is binding upon and inures to the benefit of the Company, its successors and assigns, and the Holders, their successors and assigns, heirs, and legal representatives.

       16.4 Notices. All communications in connection with this Agreement shall be in writing and shall be deemed properly given if hand delivered or sent by telecopier or overnight courier with adequate evidence of delivery or sent by registered or certified mail, return receipt requested, and, if to a Holder, addressed to the Persons and at such addresses as are set forth below such Holder's name on Exhibit A hereto, or, if no such Person or address appears, at such Holder's address as shown on the books of the Company or its transfer agent, and if to the Company, at its offices at:

                            ILEX ONCOLOGY, INC.
                            14785 Omicron Drive, Suite 101
                            San Antonio, TX   78245
or such other addresses or Persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section. Any notice called for hereunder shall be deemed given when received.

       16.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements between Texas residents entered into and to be performed entirely within Texas.

       16.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. A written consent executed pursuant to SECTION 12 of this Agreement shall be deemed to be part of, and constitute a counterpart of, this Agreement.

       16.7 Headings. The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

       16.8 Entire Agreement. This Agreement embodies the entire agreement and understanding among the Company and the Holders and supersedes all prior oral and written agreements and understandings relating to the subject matter hereof.

       16.9 Waiver. Any waiver or consent under this Agreement shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent except as specifically set forth in such waiver or consent. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

       16.10 Specific Performance. The Company recognizes that the rights of the Holders of Registrable Stock under this Agreement are unique and, accordingly, the Holders of Registrable Stock shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law.

       16.11 Grant of Registration Rights. The Company shall not grant to any third party any registration rights more favorable than, or in any way conflicting with, any of those contained herein, so long as any of the registration rights under this Agreement remain in effect, provided, in any event, (a) any grant of demand or required registration rights shall provide that the Holders of Registrable Stock have incidental or "piggyback" registration rights with respect thereto in accordance with the provisions of
SECTION 3 hereof, (b) such rights shall not become effective prior to the rights of the Holders of the Registrable Stock hereunder, and (c) the recipients of such rights shall be subject to provisions comparable to those set forth in SECTION 10 hereof.

       16.12 Termination of Prior Agreement. The parties to that certain Registration Rights Agreement dated September 29, 1995, that certain Amended & Restated Registration Rights Agreement dated July 22, 1996 and that certain Second Amended and Restated Registration Rights Agreement dated November 11, 1996 (the "Prior Agreements") by and among the Company and the persons designated as Holders therein (all of whom are parties to this Agreement), hereby amend and restate such Prior Agreements and agree that such Prior Agreements shall be null and void.


                           [signatures on next page]

       IN WITNESS WHEREOF, the parties hereto have caused this Third Amended and Restated Registration Rights Agreement to be executed on the day first above written.


                                   MPI Enterprises, L.L.C.


                                   By:
                                        ----------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                           -------------------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Third Amended and Restated Registration Rights Agreement to be executed on the day first above written.

The Company:
-----------
                                   ILEX ONCOLOGY, INC.


                                   By:
                                      ------------------------------------------
                                   Name: Richard L. Love, President

Holders:
-------

                                   ROVENT II LIMITED PARTNERSHIP

                                   By:  Advent International Limited
                                        Partnership, General Partner
                                   By:  Advent International Corporation,
                                        General Partner


                                   By:
                                        ----------------------------------------
                                        Vice President


                                   ADVENT PERFORMANCE MATERIALS LIMITED
                                   PARTNERSHIP

                                   By:  Advent International Limited
                                        Partnership, General Partner
                                   By:  Advent International Corporation,
                                        General Partner


                                   By:
                                        ----------------------------------------
                                        Vice President


                                   ADVENTACT LIMITED PARTNERSHIP

                                   By:  Advent International Limited
                                        Partnership, General Partner
                                   By:  Advent International Corporation,
                                        General Partner


                                   By:
                                        ----------------------------------------
                                                  Vice President

                                   ADVENT INTERNATIONAL INVESTORS II LIMITED
                                   PARTNERSHIP

                                   By:  Advent International Corporation,
                                        General Partner


                                   By:
                                        ----------------------------------------
                                        Vice President

                                   BIOVEN PARTNERS L.P.


                                   By:
                                      ------------------------------------------
                                   Name:  Michael Bell
                                   Title: Managing General Partner


                                   BOSTON CAPITAL VENTURES III,
                                   LIMITED PARTNERSHIP

                                   By:  BD Partners Limited Partnership
                                        its General Partner


                                   By:
                                        ----------------------------------------
                                        General Partner

                                   CROSS ATLANTIC PARTNERS K/S
                                   By its General Partner:  CAP/HAMBRO L.P.
                                   By its General Partner:  CAP/HAMBRO, INC.


                                   By:
                                        ----------------------------------------
                                   Name:  John L. Cassis
                                   Title: Managing Director


                                   CROSS ATLANTIC PARTNERS II K/S
                                   By its General Partner:  CAP/HAMBRO L.P.
                                   By its General Partner:  CAP/HAMBRO, INC.


                                   By:
                                        ----------------------------------------
                                   Name:  John L. Cassis
                                   Title: Managing Director

                                   CRYSTAL PARTNERS IV


                                   By:
                                        ----------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                           -------------------------------------


                                   DRUG ROYALTY CORPORATION INC.


                                   By:
                                        ----------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                           -------------------------------------



                                   ---------------------------------------------
                                   Steve Dana



                                   ---------------------------------------------
                                   Mary Ann Dana



                                   ---------------------------------------------
                                   Gerald Dubinski



                                   ---------------------------------------------
                                   George Ensley



                                   ---------------------------------------------
                                   Lucille Ensley



                                   ---------------------------------------------
                                   James Gorman, Jr.


                                   JOHNSON & JOHNSON DEVELOPMENT
                                   CORPORATION


                                   By:
                                        ----------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                           -------------------------------------

                                   ---------------------------------------------
                                   John Korbell



                                   ---------------------------------------------
                                   Fred Lepick


                                   ---------------------------------------------
                                   Billy J. McCombs



                                   ---------------------------------------------
                                   Ruskin Norman, M.D.

                                   PERSEUS PHARMACEUTICALS, L.L.C.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   PHARMACIA & UPJOHN COMPANY


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------




                                   ---------------------------------------------
                                   Stuart D. Pompian



                                   ---------------------------------------------
                                   Lon Smith



                                   ---------------------------------------------
                                   Susan Smith



                                   ---------------------------------------------
                                   Eric Stumberg

                                   ---------------------------------------------
                                   Louis H. Stumberg



                                   ---------------------------------------------
                                   Louis H. Stumberg, Jr.


                                   TRINITY UNIVERSITY



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   VECTOR SECURITIES INTERNATIONAL, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------




                                   ---------------------------------------------
                                   Robert V. West, Jr., Ph.D.




                                   ---------------------------------------------
                                   Gary Woods



                                   ---------------------------------------------
                                   Roger Zeller


CTRC:                              CTRC RESEARCH FOUNDATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

Founders:
                                   ---------------------------------------------
                                   Richard L. Love



                                   ---------------------------------------------
                                   Alexander L. Weis, Ph.D.



                                   ---------------------------------------------
                                   Daniel D. Von Hoff



                                   ---------------------------------------------
                                   Charles A. Coltman, Jr., M.D.

                                   EXHIBIT A

                               ADDRESS OF HOLDERS


Rovent II Limited Partnership
101 Federal Street
Boston, MA   02110

Advent Performance Materials Limited Partnership
101 Federal Street
Boston, MA   02110

ADVENTACT Limited Partnership
101 Federal Street
Boston, MA   02110

Advent International Investors II Limited Partnership
101 Federal Street
Boston, MA   02110

Bioven Partners L.P.
16414 San Pedro Avenue, Suite 345
San Antonio, TX  78232

Boston Capital Ventures III, Limited Partnership
45 School Street
Boston, MA  02108

Cross Atlantic Partners K/S
c/o Hambro America Biosciences
650 Madison Avenue, 21st Floor
New York, NY 10022

Cross Atlantic Partners II K/S
c/o Hambro America Biosciences
650 Madison Avenue, 21st Floor
New York, NY 10022

Crystal Partners IV
Mr. Craig H. Ensley
c/o Crystal Semiconductor Corp.
4210 S. Industrial Drive
Austin, TX   78744

CTRC Research Foundation
14960 Omicron Drive
San Antonio, TX  78245
Attention:  David J. Hirsch, Chief Operating Officer

Drug Royalty Corporation Inc.
Suite 202, 8 King Street East
Toronto, Canada  M5C 1B5

Mr. and Mrs. Steve and Mary Ann Dana, as Joint Tenants with a Right of
  Survivorship
14035 Oakhill Way
San Antonio, TX   78231

Gerald Dubinski
Chief Executive Officer
Standard Industries
8189 Nelson Road
San Antonio, TX  78227

Mr. and Mrs. George and Lucille Ensley, as Joint Tenants with a Right of
  Survivorship
229 Geneseo Street
San Antonio, TX   78209

Mr. James Gorman, Jr.
4040 Broadway, #615
San Antonio, TX  78209

Johnson & Johnson Development Corporation
One Johnson & Johnson Plaza
New Brunswick, NJ  08933

Mr. John Korbell
555 Eldon Road
San Antonio, TX   78209

Fred Lepick
816 Eventide Drive
San Antonio, TX   78209

Billy J. McCombs
c/o McCombs Enterprises
9000 Tesoro Drive, Suite 122
San Antonio, TX   78217

Ruskin Norman, M.D.
Medical Center Tower, #1001
7950 Floyd Curl Drive
San Antonio, TX  78229

Perseus Pharmaceuticals, L.L.C.
The Army and Navy Club Building
1627  I Street N.W., Suite 610
Washington, DC   20006

Pharmacia & Upjohn Company
7000 Portage Road
Kalamazoo, MI  49001

Stuart D. Pompian
304 Main Street
Haverhill, NH   03765

Lon and Susan Smith, as Joint Tenants with a Right of Survivorship 143 Park Hill Drive
San Antonio, TX  78212

Mr. Eric Stumberg
832 Eventide
San Antonio, TX   78209

Mr. Louis H. Stumberg
Tower Life Building
Suite 701
San Antonio, TX   78205

Mr. Louis H. Stumberg, Jr.
310 S. St. Mary's Street, Suite 1290
San Antonio, TX   78205

Trinity University
Attention:  Craig McCoy
Rm. 100 Northrup Hall-Fiscal Affairs
715 Stadium Drive
San Antonio, TX   78212

Vector Securities International, Inc.
1751 Lake Cook Road, Suite 350
Deerfield, IL  60015

Robert V. West, Jr., Ph.D.
200 Patterson, No. 118
San Antonio, TX  78209

Mr. Gary Woods
9000 Tesoro Drive, Suite 122
San Antonio, TX   78217

Mr. Roger Zeller
5005 West Avenue
San Antonio, TX   78213



FOUNDERS


Richard L. Love
24 Eton Green Circle
San Antonio, TX   78257

Alexander L. Weis,  Ph.D.
22 Galleria
San Antonio, TX   78257

Charles A. Coltman, Jr.
13206 Hunters View
San Antonio, TX   78230

Daniel D. Von Hoff
226 Branch Oak Way
San Antonio, TX   78230